Exhibit 23.2



               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the incorporation by reference in the prospectus constituting a part of this Registration Statement of our report dated August 31, 2001 relating to the consolidated financial statements of PHC, Inc. (the "company") appearing in the company's Annual Report on Form 10-KSB for the year ended June 30, 2001.


                                                BDO Siedman, LLP


Boston, Massachusetts
June 12, 2002